UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 27, 2017, our stockholders approved an amendment and restatement of our Equity Incentive Plan (1) extending the term of the plan until February 8, 2027, (2) increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan to 15,000,000 shares, (3) eliminating the limit on the number of shares that may be issued pursuant to awards other than stock options and stock appreciation rights, (4) expanding the types of potential stock awards under the plan to include performance stock awards and (5) renaming the plan the 2017 Equity Incentive Plan.
On April 27, 2017, our stockholders also approved an amendment and restatement of our Non-Employee Directors’ Equity Incentive Plan (1) extending the term of the plan until February 8, 2027, (2) increasing the total number of shares of our common stock that may be issued pursuant to awards granted under the plan to 600,000 shares (3) eliminating the non-discretionary stock awards under the plan and authorizing our board of directors, subject to the terms thereof, to grant and determine the terms applicable to stock awards thereunder in its discretion, (4) imposing an annual limit of $500,000 in aggregate grant date fair value of stock awards granted to any non-employee director thereunder during any calendar year, taken together with cash compensation paid to such non-employee director for service on our board of directors during such calendar year, (5) expanding the types of potential stock awards under the plan to include restricted stock units and (6) renaming the plan the 2017 Non-Employee Directors’ Equity Incentive Plan.
The foregoing summaries do not purport to be complete and are qualified in their entirety by our 2017 Equity Incentive Plan and 2017 Non-Employee Directors’ Equity Incentive Plan, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A summary of the compensation of our non-employee directors reflecting our 2017 Non-Employee Directors’ Equity Incentive Plan is also attached to this report as Exhibit 10.3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 27, 2017 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class II Directors:
	Name of Director	For	Withheld	Broker Non-Votes
	Samuel L. Barker, Ph.D.	89,021,650	418,029	9,655,004
	Christopher J. Sobecki	85,663,644	3,776,035	9,655,004
	Judith L. Swain, M.D.	88,843,594	596,085	9,655,004

		For	Against	Abstain	Broker Non-Votes
(2)	Approve our 2017 Equity Incentive Plan, amending and restating our existing Equity Incentive Plan	88,679,025	719,701	40,953	9,655,004

		For	Against	Abstain	Broker Non-Votes
(3)	Approve our 2017 Non-Employee Directors’ Equity Incentive Plan, amending and restating our existing Non-Employee Directors’ Equity Incentive Plan	88,611,293	788,414	39,972	9,655,004

		For	Against	Abstain	Broker Non-Votes
(4)	Advisory vote to approve the compensation paid to our named executive officers	88,772,321	625,202	42,156	9,655,004

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
(5)	Advisory vote to determine the frequency of future advisory votes on the compensation paid to our named executive officers	87,325,584	59,387	2,031,230	23,478	9,655,004

		For	Against	Abstain	Broker Non-Votes
(6)	Ratification and approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2017	98,891,444	166,336	36,903	—

In accordance with the foregoing voting results, our board of directors has determined that advisory votes on executive compensation paid to our named executive officers will occur on an annual basis until the next required advisory vote on the frequency of future advisory votes on executive compensation. We are required to hold advisory votes on the frequency of future advisory votes on executive compensation every six years.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	- 2017 Equity Incentive Plan
10.2	- 2017 Non-Employee Directors’ Equity Incentive Plan
10.3	- Summary of Non-Employee Director Compensation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 27, 2017	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	- 2017 Equity Incentive Plan
10.2	- 2017 Non-Employee Directors’ Equity Incentive Plan
10.3	- Summary of Non-Employee Director Compensation